Alpine Equity Trust

on behalf of each Series of the Trust

Supplement Dated March 31, 2010 to the
Prospectus and Statement of Additional Information dated February 27, 2010

The following “Legal Proceedings” section is added to the Prospectus immediately following the “Portfolio Manager” section.

Legal Proceedings

Alpine Woods Capital Investors, LLC, its two principals, and another portfolio manager each received a Wells notice from the staff of the SEC dated March 5, 2010, as supplemented.  A Wells notice is neither a formal allegation nor a finding of wrongdoing and, to the knowledge of the parties, no formal recommendation has been made to the SEC to date.  Wells notices disclose that the SEC staff is considering recommending that the SEC commence administrative or civil injunctive proceedings against the parties alleging violations of certain provisions of the Federal securities laws.  The Wells notices relate to the period February 1, 2006 through January 31, 2008 and set forth certain alleged violations being considered by the staff primarily relating to the historical investment in and allocations of shares of initial public offerings and primarily involving the failure to approve, review, and adequately implement certain written policies and procedures to adequately prevent violations of the Federal securities laws including, undisclosed conflicts of interest, material misstatements or omissions of information in certain disclosure documents of Alpine Series Trust and books and recordkeeping inadequacies relating to such investments and allocations.

The parties intend to submit a response to the Wells notices.  There cannot be any assurance that, if the SEC were to assess sanctions against certain or all of the parties, such sanctions would not materially and adversely affect them.

Please retain this Supplement for future reference.